UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       May 15, 2006

DURAVEST, INC
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	0-27489	65-0924320
(STATE OR OTHER JURISDICTION IDENTIFICATION NUMBER)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER OF INCORPORATION)

101 N. Wacker Drive, Suite 2006, Chicago, IL 60606
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE       (312) 525-8160

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pro-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On May 23, 2006, we filed a Current Report on Form 8-K to report the resignation of Raymond Chabot Grant Thornton LLP. We are filing this amendment to amend and supplement our statements under Item 4.01 and to file an additional exhibit.

Section 4. - Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant

On May 15, 2006, we received a letter from Raymond Chabot Grant Thornton LLP (“RCGT”) informing us that RCGT was resigning as the auditor for our company, effective immediately. The letter from RCGT expressed concern about our ability to provide RCGT with the documents and information necessary for them to complete their audit of our financial statements for the year ended December 31, 2005. On May 10, 2006, RCGT sent us a formal letter setting forth their concerns in light of the May 19, 2006 deadline to avoid removal of our common stock from quotation on the OTC Bulletin Board and demanding that the information and documents listed in an appendix to such letter be provided by May 12, 2006. RCGT elected to resign on May 15, 2006 when we were unable to provide them with all of their requested materials by their deadline.

While our chief executive officer discussed these concerns with RCGT prior to their resignation, there were no discussions between RCGT and our board of directors as such or any committee of our board of directors. We do not intend to impose any limitations on the ability of RCGT to discuss any of the events surrounding their resignation with our subsequent auditors. At this time, we have not appointed new auditors, but are in active discussions with several firms.

RCGT delivered an opinion on our financial statements in connection with their audit of our financial statements for the year ended December 31, 2004. This opinion included a statement about our ability to continue as a going concern. Other than that uncertainty, their opinion on our financial statements did not contain any adverse opinions or disclaimers of opinion or any qualification or modification as to uncertainty, audit scope or accounting principles.

During our last two fiscal years and through the date of RCGT’s resignation, we did not have any disagreements with them on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement in their reports.

We have provided RCGT with a copy of the disclosures that we are making in the report and have asked them to provide us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements contained in this report and, if not, stating the respects in which it does not agree. A copy of such letter is included as an exhibit to this filing.

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Section 9. - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibits

12(a)*	Press Release dated May 19, 2006.

12(b)*	Letter to Shareholders dated May 22, 2006

16(a)	Letter from RCGT to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURAVEST, INC.

Dated: May 31, 2006	By:	/s/ Dr. Ogan Gurel
Dr. Ogan Gurel, President and Chief Executive, Officer and a Director

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